DEBTOR(S):	Midway Gold US Inc.	**MONTHLY OPERATING REPORT** CHAPTER 11
CASE NUMBER:	15-16835	

Form 2-A
COVER SHEET

For Period End Date: 6/30/2017

	Accrual Basis	Cash Basis
Accounting Method:	X	

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 7/31/2017

Print Name: Dan Brosious

Signature: [signature]

Title: Chief Restructuring Officer

Rev. 7/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

6/1/2017 to 6/30/2017 Month 06-17

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. **Beginning Cash Balance**	$	313	17,685,484	8,971	-	100	0	100	60,175	607	706	498,082	-	-	-	18,254,537
2. Cash Receipts																
Sales		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Sale of Assets		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		669	-	10,000	-	-	-	-	-	-	-	-	-	-	-	10,669 [2]
Miscellaneous		-	13,892	366	-	-	-	-	-	-	-	-	-	-	-	14,257
Total Cash Receipts	$	669	13,892	10,366	-	0	0	0	0	-	-	-	-	-	-	24,926
3. Cash Disbursements																
Operations		(267)	(7,145)	(10,119)	-	-	-	-	(669)	-	-	-	-	-	-	(18,200) [6]
Debt Service/Secured loan payment		-	(12,955)	-	-	-	-	-	-	-	-	-	-	-	-	(12,955)
Professional fees/U.S. Trustee fees		-	(180,688)	-	-	-	-	-	-	-	-	-	-	-	-	(180,688)
Professional fees paid from retainer		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		-	(10,669)	-	-	-	-	-	-	-	-	-	-	-	-	(10,669) [2]
Total Cash Disbursements	$	(267)	(211,457)	(10,119)	-	0	0	0	(669)	-	-	0	-	-	-	(222,512)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		402	(197,565)	246	-	-	0	-	(669)	-	-	0	-	-	-	(197,586)
5 **Ending Cash Balance (to Form 2-C)**	$	715	17,487,918	9,217	-	100	0	100	59,506	607	706	498,082	-	-	-	18,056,951

CASH BALANCE SUMMARY

	Financial Institution	Balance 31-May-17
NA		
MDW Corp	TD Canada Trust (CAD)	$ 715 [4]
Midway Gold US	Wells Fargo N.A.	17,487,918
Midway Services Company	Wells Fargo N.A.	9,217
Nevada Talon	Wells Fargo N.A.	706
Realty	Wells Fargo N.A.	498,082
RR Exploration	Wells Fargo N.A.	607
Mine Services LLC [3]	Wells Fargo N.A.	363
MDW Pan Hold Co.	Wells Fargo N.A.	100
MDW GR Hold Co.	Wells Fargo N.A.	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100
MDW Pan LLP	Wells Fargo N.A.	0
MDW Pan LLP	BNY Mellon	0
MDW Gold Rock LLP	Wells Fargo N.A.	59,506
		$ 18,057,514 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $356.75
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.
[6] Monthly activity of $61,983 on Midway Gold Corp is related to recording an adjustment for cumulative FX differences for USD.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)
For Period 6/22/2015 to 6/30/2017

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	21,955,167	-	-	-	-	-	-	-	-	21,955,167
Sale of Assets		-	29,886,449	-	-	-	-	-	-	-	-	500,732	-	-	-	30,387,182
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		485,487	5,896,588	4,980,000	-	5,019,208	404,872	715,208	715,000	149,325	56,825	6,500	-	-	-	18,429,014 [2]
Miscellaneous		62,855	982,431	76,515	-	-	679,419	-	61,511	-	-	-	-	-	-	1,862,732
Total Cash Receipts	$	548,342	36,765,469	5,056,515	-	5,019,208	23,039,458	715,208	776,511	149,325	56,825	507,232	-	-	-	72,634,094
3. Cash Disbursements																
Operations		(369,774)	(3,657,978)	(5,100,736)	-	(208)	(10,665,537)	(208)	(696,555)	(150,200)	(53,762)	(9,480)	-	-	-	(20,704,439) [6]
Debt Service/Secured loan payment		-	(12,955)	-	-	-	(5,890,616)	-	-	-	-	-	-	-	-	(5,903,571)
Professional fees/U.S. Trustee fees		(242,837)	(8,539,124)	(31,200)	-	-	(1,478,367)	-	(23,944)	(3,250)	(3,275)	(2,600)	-	-	-	(10,324,598)
Professional fees paid from retainer		(20,174)	(1,105)	-	-	-	-	-	-	-	-	-	-	-	-	(21,279)
Intercompany Transfer		(195,288)	(7,080,900)	-	-	(5,019,000)	(5,424,081)	(715,000)	-	-	-	-	-	-	-	(18,434,269) [2]
Total Cash Disbursements	$	(828,074)	(19,292,062)	(5,131,936)	-	(5,019,208)	(23,458,601)	(715,208)	(720,499)	(153,451)	(57,037)	(12,080)	-	-	-	(55,388,157)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(279,732)	17,473,407	(75,420)	-	-	(419,143)	-	56,012	(4,126)	(212)	495,153	-	-	-	17,245,937
5 Ending Cash Balance (to Form 2-C)	$	715	17,487,918	9,217	-	100	0	100	59,506	607	706	498,082	-	-	-	18,056,952

CASH BALANCE SUMMARY

	Financial Institution	Book Balance 31-May-17	Book Balance 21-Jun-15
NA			
MDW Corp	TD Canada Trust (CAD)	$ 715 [4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	17,487,918	14,511
Midway Services Company	Wells Fargo N.A.	9,217	84,638
Nevada Talon	Wells Fargo N.A.	706	919
Realty	Wells Fargo N.A.	498,082	2,930
RR Exploration	Wells Fargo N.A.	607	4,733
Mine Services LLC [3]	Wells Fargo N.A.	363	363
MDW Pan Hold Co.	Wells Fargo N.A.	100	100
MDW GR Hold Co.	Wells Fargo N.A.	100	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100	100
MDW Pan LLP	Rev. 8/31/2016	0	382,665
MDW Pan LLP	BNY Mellon	0	36,478
MDW Gold Rock LLP	Wells Fargo N.A.	59,506	3,494
		$ 18,057,514 [5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities and exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $356.75
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.
[6] Monthly activity of $61,983 on Midway Gold Corp is related to recording an adjustment for cumulative FX differences for USD.

DEBTOR(S):	Midway Gold US Inc.		CASE NO:	15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

6/1/2017 to 6/30/2017 Month 06-17

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(211,457)	(10,669)	(200,788)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(267)	-	(267)
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	-	-	-
15-16839	RR Exploration	One Wells Fargo	-	-	-
15-16840	Midway Services Co.	One Wells Fargo	(10,119)	-	(10,119)
15-16841	Nevada Talon, LLC	One Wells Fargo	-	-	-
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo / Four BNY Mellon	-	-	-
15-16844	MDW Gold Rock, LLP	One Wells Fargo	(669)	-	(669)
15-16845	Midway Gold Realty	One Wells Fargo	-	-	-
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		(222,512)	(10,669)	(211,843)

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 6/1/2017 to 6/30/2017

CASH RECEIPTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description		Amount (USD$)
6/30/2017	Wells Fargo	2	Miscellaneous		119.91
6/5/2017	Marsh	2	Miscellaneous		597.00
6/5/2017	State of Nevada	2	Miscellaneous		12,955.09
6/22/2017	Subpeona fees	2	Miscellaneous		40.00
6/28/2017	TD	2	Miscellaneous		179.79
6/9/2017	Paycom	16	Miscellaneous		295.70
6/14/2017	Rocky Mountain Reserve	16	Miscellaneous		70.00
6/20/2017	Wells Fargo	16	Intercompany Transfer		10,000.00
6/20/2017	Wells Fargo	21	Intercompany Transfer		669.00
			Total Sales	$	0.00
			Total Intercompany Transfers	$	10,669.00
			Total Sale of Assets	$	0.00
			Total Miscellaneous	$	14,257.49
			Total Cash Receipts	$	**24,926.49** [1]

Rev. 7/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 6/1/2017 to 6/30/2017

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
21	6/28/2017	fees	Service charges	$	-64.91
21	6/28/2017		TD Canada Trust	$	-202.08
2	6/8/2017		CBA	$	-12,955.09
2	6/16/2017		Compushare	$	-793.99
2	6/16/2017		Cassels Brock Blackwell LLP	$	-3,205.20
2	6/16/2017		Blender Media Inc.	$	-348.20
2	6/16/2017	145385	ISC dba Venture Tech	$	-513.20
2	6/16/2017	145386	Teresa Gustine	$	-1,134.80
2	6/19/2017		Wells Fargo	$	-19.49
2	6/20/2017		Co. 2 to Co. 16	$	-10,000.00
2	6/20/2017		Co. 2 to Co. 20	$	-669.00
2	6/20/2017		CT Corp	$	-311.68
2	6/30/2017		Tab Products CO LLC	$	-61.56
2	6/30/2017		Town of Tonopah	$	-17.00
2	6/30/2017		Squire Patton Boggs LLP	$	-106,703.01
2	6/30/2017		Sender, Wasserman, Wadsworth P	$	-9,322.23
2	6/30/2017		FTI Consulting, Inc	$	-28,411.43
2	6/30/2017		Cooley, LLP	$	-23,564.59
2	6/30/2017		Solmonese, Llc fees	$	-3,108.38
2	6/30/2017		Cassels, Brock & Blackwell LLP	$	-6,405.61
2	6/30/2017		EPIQ Systems Acquisition Inc	$	-3,172.76
2	6/30/2017		Teresa Gustine	$	-739.99
16	6/9/2017		Paycom	$	-2,881.57
16	6/9/2017		Paycom	$	-608.13
16	6/9/2017		Paycom	$	-591.40
16	6/23/2017		Paycom	$	-278.70
16	6/23/2017		Paycom	$	-2,881.57
16	6/23/2017		Paycom	$	-1,252.88
16	6/30/2017		CT Corp	$	-1,625.00
20	6/20/2017		CT Corp	$	-669.00
			Total Cash Disbursements	$	**-222,512.45** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 6/30/2017

		CONSOLIDATED May 31, 2017 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		18,057,514	811,577
Accounts Receivable		2,404	201,443
Inventory		0	20,105,452
Prepaid		1,212,769	3,871,105
Other Current Assets		6,297	102,495
Total Current Assets		19,278,984	25,092,072
Investments		375	375
Investment in Partnerships		0	0
Property & Equipment		0	132,722,845
Reclamation Deposits		42	3,744,642
Mineral Properties		0	18,029,003
Other Long Term Assets		41,776	98,248
Total Long Term Assets		42,193	154,595,113
Total Assets		19,321,177	179,687,185
Current Liabilities			
Accounts Payable - Pre-Petition		(18,361,960)	(21,646,032)
Accounts Payable - Post-Petition		(255,074)	0
Reclamation and Remediation		0	(8,715)
Other Short Term Liabilities		(224,987)	(265,260)
Short Term Debt		(49,548,720)	(51,673,880)
Total Current Liabilities		(68,390,741)	(73,593,887)
Long Term Liabilities			
Reclamation and Remediation		0	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		0	(389,394)
Long Term Debt		0	0
Employee Related Benefits		0	(2,500)
Total Long Term Liabilities		(65)	(8,790,960)
Total Liabilities		(68,390,806)	(82,384,847)
Redeemable Preferred Stock		(59,953,067)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital	NA	0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		1,379,813	25,463,917
Accumulated Deficit		274,831,219	98,804,366
Total Shareholder's Equity		109,022,696	(42,920,053)
Liability and Equity		(19,321,177)	(179,687,185)

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 6/1/2017 to 6/30/2017

	CONSOLIDATED June 2017 Actual		CONSOLIDATED January 2017 [1] Actual (Accum Post-Petition)
Revenue			
Sales	0		(21,952,883)
Total Revenue	0		(21,952,883)
Cost of Sales			
Cost of Goods Sold	0		16,900,088
Depreciation	0		7,762,294
Inventory Write-Down	0		10,387,265
Total Cost of Sales	0		35,049,647
Accretion	0		368,547
Mineral exploration expenditures	0		1,034,160
Impairment of Long Lived Assets	0		126,249,499
General & Administrative			
Consulting	4,000		3,108,683
Depreciation - CGA	0		280,979
Interest and bank charges	107		24,343
Legal, audit and accounting	28,113		4,958,362
Office & administrative	71,769		1,854,180
Salaries and benefits	28,041		2,133,841
Transfer agent and filing fees	0		71,550
Travel			11,792
Investor relations	0		67,259
Total General & Administrative	132,030		12,510,989
Total Operating Costs	132,030		175,212,842
Foreign exchange (gain) loss	613		63,618
Other income	(120)		1,477,101
(Gain) loss on disposal of PP&E	0		(10,460,523)
Interest and investment income			(2,117)
Total Other (Income) Expense	493		(8,921,921)
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	132,523		148,166,449
Income tax recovery	0		0
Net Income	132,523		148,166,449

[1] Accumulated totals include all revenue and expenses since the petition date.

Rev. 7/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 6/1/2017 to 6/30/2017

Summary of Post-Petition Taxes

Type of tax	1 Unpaid post-petition taxes from prior reporting month(1)	2 Post-petition taxes accrued this month (new obligations)	3 Post-petition tax payments made this reporting month	4 Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$989	$1,021	$989	$1,021
Employee FICA taxes withheld	578	588	578	588
Employer FICA taxes	578	588	578	588
Unemployment taxes				
Other: ______				
State				
Sales, use & excise taxes				
Unemployment taxes				
Other: ______				
Local				
Personal property taxes				
Real property taxes				
Other: ______				
			Total unpaid post-petition taxes	$2,196

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary

Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	*Premium paid through date
Workers' compensation	Federal INS	$1,000,000	8/1/2017	8/1/2017
General liability	Federal INS	1,000,000	8/1/2017	8/1/2017
Property (fire, theft, etc.)	National UN-PA	35,000,000	8/31/2016	8/31/2016
Vehicle	Federal INS	1,000,000	8/1/2017	8/1/2017
Other (list): Umbrella Liability	Federal INS	25,000,000	8/1/2017	8/1/2017
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/17/2016	7/17/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

* Updated copies of Certificate of Insurance will be provided in the February 2017 Report.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 6/1/2017 to 6/30/2017

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ -	$ -	$ -	$ -	$ -
Post-petition receivables	2,404				2,404
Total	$ 2,404	$ -	$ -	$ -	$ 2,404

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 45,082	$ -	$ 30,674	$ 70,131	$ 145,888
Other Payables	109,186				109,186
Total	$ 154,268	$ -	$ 30,674	$ 70,131	$ 255,074

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (136,415)	$ (106,703)	7/17/2015	$ (81,737)
Debtor Local Counsel - S&W	25,000	(9,780)	(9,322)	7/16/2015	15,220
Debtor Canadian Counsel - DLA Piper	-	-	-	N/A	-
Canadian Information Officer - E&Y	40,196	-	-	N/A	40,196
EY Counsel - Borden Ladner Gervais	-	(2,619)	-	N/A	(2,619)
Debtor Financial Advisor - FTI Consulting	97,404	(29,198)	(28,411)	7/24/2015	68,206
Investment Bank - Moelis	-	-	-	11/6/2015	-
Lender's Counsel - Luskin Stern	-		-	N/A	-
Lender's Local Counsel - Fairfield & Woods	-	-	-	N/A	-
Lender's Financial Advisor - RPA	50,000	-	-	N/A	50,000
Lender's Technical Advisor - RPA	-	-	-	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(42,631)	(23,565)	8/14/2015	(42,631)
UCC Financial Advisor - Gavin Solmonese	-	(3,913)	(3,108)	8/19/2015	(3,913)
Epiq	10,947	(4,000)	(3,173)	7/23/2015	6,947
Total	NA	$ (228,556)	$ (174,282)		$ 49,669

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
FTI Consulting	CRO and Temporary Staff	Professional Fees and Expenses	$ 28,411

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. 21 | CASE NO: 15-16836

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2017

Month	Year 4/30/2017		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	2,033				
February	2017		8,543				
March	2017		1,280				
TOTAL 1st Quarter		$	11,855.79	$	325	6455	4/28/2017
April	2017	$	63,480				
May	2017		30				
June	2017		267		650		
TOTAL 2nd Quarter		$	63,776.45	$	650		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999.............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $14(NA	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999..........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. 2 CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	72,387			
February	2017		51,490			
March	2017		459,413			
TOTAL 1st Quarter		$	583,289.46	$ 4,875	6454	4/28/2017
April	2017	$	233,794			
May	2017		97,498			
June	2017		211,457	4875		
TOTAL 2nd Quarter		$	542,749.45	$ 4,875		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company 16 **CASE NO:** 15-16840

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	18,459			
February	2017		10,465			
March	2017		11,803			
TOTAL 1st Quarter		$	40,727.13	$ 650	1102	4/28/2017
April	2017	$	14,452			
May	2017		12,100			
June	2017		10,119	650		
TOTAL 2nd Quarter		$	36,670.83	$ 650		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC 13 CASE NO: 15-16846

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0				
February	2017		0				
March	2017		0				
TOTAL 1st Quarter		$	0.00	$	325	6449	4/28/2017
April	2017	$	0				
May	2017		0				
June	2017		0		325		
TOTAL 2nd Quarter		$	0.00	$	325		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more.........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14 **CASE NO:** 15-16842

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0				
February	2017		0				
March	2017		0				
TOTAL 1st Quarter		$	0.00	$	325	6451	4/28/2017
April	2017	$	0				
May	2017		0				
June	2017		0		325		
TOTAL 2nd Quarter		$	0.00	$	325		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP
19

CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6456	4/28/2017
April	2017	$ 0			
May	2017	0			
June	2017	0	325		
TOTAL 2nd Quarter		$ 0.00	$ 325		
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15 CASE NO: 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0			
February	2017		0			
March	2017		0			
TOTAL 1st Quarter		$	0.00 $	325	1102	4/28/2017
April	2017	$	0			
May	2017		0			
June	2017		0	325		
TOTAL 2nd Quarter		$	0.00 $	325		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00 $	0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP
20

CASE NO: 15-16844

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017 $	650			
February	2017	0			
March	2017	505			
TOTAL 1st Quarter $		1,155.36 $	325	1103	4/28/2017
April	2017 $	650			
May	2017	0			
June	2017	669	325		
TOTAL 2nd Quarter $		1,319.00 $	325		
July	2017 $	0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter $		0.00 $	0		
October	2017 $	0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter $		0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more.........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10 | CASE NO: 15-16839

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	525			
February	2017		0			
March	2017		625			
TOTAL 1st Quarter		$	1,150.18 $	325	3449	4/28/2017
April	2017	$	325			
May	2017		0			
June	2017		0	325		
TOTAL 2nd Quarter		$	325.00 $	325		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00 $	0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more.........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5 CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	525				
February	2017		0				
March	2017		275				
TOTAL 1st Quarter		$	800.18	$	325	1075	4/28/2017
April	2017	$	325				
May	2017		0				
June	2017		0		325		
TOTAL 2nd Quarter		$	325.00	$	325		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty 9 | CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	325				
February	2017		0				
March	2017		0				
TOTAL 1st Quarter		$	325.00	$	325	2118	4/28/2017
April	2017	$	325				
May	2017		312				
June	2017		0		325		
TOTAL 2nd Quarter		$	636.68	$	325		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 | CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6452	4/28/2017
April	2017	$ 0			
May	2017	0			
June	2017	0	325		
TOTAL 2nd Quarter		$ 0.00	$ 325		
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. 7 CASE NO: 15-16848

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017 $	0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter $		0.00 $	325	6450	4/28/2017
April	2017 $	0			
May	2017	0			
June	2017	0	325		
TOTAL 2nd Quarter $		0.00 $	325		
July	2017 $	0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter $		0.00 $	0		
October	2017 $	0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter $		0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8 CASE NO: 15-16837

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 6/30/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6453	4/28/2017
April	2017	$ 0			
May	2017	0			
June	2017	0	325		
TOTAL 2nd Quarter		$ 0.00	$ 325		
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-G

NARRATIVE

For Period Ending: 6/30/2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of June 1, 2017 through June 30, 2017. Significant events occurring after this period will be reported in the subsequent monthly operating report unless otherwise indicated below.

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015 (the "Petition Date"). Following the Petition Date, Debtors continued in possession of their remaining property and operated and managed their remaining business and affairs as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

On June 20, 2017, the United States Trustee filed a supplement to its objection to Debtors' Second Amended Plan of Reorganization (the "Plan"). Confirmation of the Plan remains pending before the Court.

Analyzed Business Checking

WELLS FARGO

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$12,856,181.09	$13,771.88	-$244,997.85	$12,624,955.12

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/05	12,955.09	eDeposit IN Branch/Store 06/05/17 12:40:23 PM 1601 Blake St Denver CO
	06/05	597.00	Deposit Made In A Branch/Store
	06/22	40.00	Deposit Made In A Branch/Store
	06/28	179.79	// Cad241.98 20833030 to170627B0057300 Midway Gold Corp.
		$13,771.88	**Total electronic deposits/bank credits**
		$13,771.88	**Total credits**

WELLS FARGO

Debits

Electronic debits/bank debits

Effective date	Posted date	Amount	Transaction detail
	06/08	12,955.09	WT Fed#00902 Bank of NEW York M /Ftr/Bnf=Commonwealth Bank of Australia Srf# Gw00000004438438 Trn#170607154567 Rfb# 800
	06/15	1,648.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	06/16	793.99	WT 170616-000412 HSBC Bank Canada /Bnf=Computershare Srf# Gw00000004649935 Trn#170616000412 Rfb# 803
	06/16	348.20	WT 170616-000423 Toronto Dominion Ba /Bnf=Blender Media Srf# Gw00000004649933 Trn#170616000423 Rfb# 802
	06/16	3,205.20	WT 170616-000410 Bank of Nova Scotia /Bnf=Cassels Brock Blackwell LLP Srf# Gw00000004649932 Trn#170616000410 Rfb# 801
	06/19	19.49	WT Seq146433 Toronto-Dominion Bank /Bnf= Srf# 2017061600000423 Trn#170619146433 Rfb#
	06/20	10,000.00	Online Transfer Payroll Transfer Ref #Bb03Jb6Pwy
	06/20	980.68	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	06/28	739.99	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	06/29	6,405.61	WT 170629-000522 Bank of Nova Scotia /Bnf=Cassels Brock Blackwell LLP Srf# Gw00000004963500 Trn#170629000522 Rfb# 810
	06/30	3,108.38	WT Fed#01549 PNC Bank, National /Ftr/Bnf=Gavin Solmonese LLC Srf# Gw00000004963506 Trn#170629000992 Rfb# 809
	06/30	3,172.76	WT Fed#01560 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# Gw00000004963201 Trn#170629000995 Rfb# 811
	06/30	28,411.43	WT Fed#01552 Bank of America, N /Ftr/Bnf=Fti Consulting Inc Srf# Gw00000004963199 Trn#170629000998 Rfb# 807
	06/30	106,703.01	WT Fed#01562 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# Gw00000004963501 Trn#170629001013 Rfb# 805
	06/30	23,564.59	WT Seq#00971 Cooley, LLP, Operating /Bnf=Cooley LLP Srf# Gw00000004963505 Trn#170629000971 Rfb# 808
	06/30	9,322.23	WT Fed#01483 Zb NA DBA Vectra B /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# Gw00000004963503 Trn#170629000975 Rfb# 806
		$211,378.65	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date
6459	33,619.20	06/07

$33,619.20 **Total checks paid**

$244,997.85 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
05/31	12,856,181.09	06/15	12,821,510.89	06/22	12,806,203.33
06/05	12,869,733.18	06/16	12,817,163.50	06/28	12,805,643.13
06/07	12,836,113.98	06/19	12,817,144.01	06/29	12,799,237.52
06/08	12,823,158.89	06/20	12,806,163.33	06/30	12,624,955.12

Average daily ledger balance **$12,817,731.49**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Account Agreement ("Agreement") dated April 24, 2017. Effective August 15, 2017, in the section titled "Rights and Responsibilities", the subsections "When can you close your account?" and "If you request to close your account, we may allow you to keep funds in your account to cover outstanding items to be paid" are deleted and replaced with the following:

When can you close your account?

You can request to close your account at any time if the account is in good standing (e.g., does not have a negative balance or restrictions such as legal order holds or court blocks on the account). At the time of your request, we will assist you in withdrawing or transferring any remaining funds, bringing your account balance to zero.
- All outstanding items need to be processed and posted to your account before your request to close. Once the account is closed items will be returned unpaid.
- Any recurring payments or withdrawals from your account need to be cancelled before your request to close (examples include bill payments, debit card payments, and direct deposits) otherwise, they may be returned unpaid.

We will not be liable for any loss or damage that may result from not honoring items or recurring payments or withdrawals that are presented or received after your account is closed.

At the time of your request to close:
- For interest-earning accounts, it stops earning interest from the date you request to close your account.
- Overdraft Protection and/or Debit Card Overdraft Service will be removed on the date you request to close your account.
- The Agreement continues to apply.
- If you have requested to close your account and a positive balance remains, we may send you a check for the remaining balance. Even after your account is closed, you will remain responsible for any negative balance.

In California branches you can request to close your account at any time if the account does not have any restrictions such as legal order holds or court blocks. Even after your account is closed, you will remain responsible for any negative balance.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Business Market Rate Savings

WELLS FARGO

004879 1 AV 0.373 597830

MIDWAY GOLD US INC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
Telecommunications Relay Services calls accepted
1-800-CALL-WELLS (1-800-225-5935)

TTY: 1-800-877-4833
En español: 1-877-337-7454

Online: wellsfargo.com/biz

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

DCRE11UTGN 004879 NNNNNNNNN NNN NNN 001 002 163 027321 20468342.4

Your Business and Wells Fargo

Cash flow is a key indicator of the financial health of your business. Find tips and strategies for effective cash flow management at wellsfargoworks.com.

Activity summary

Beginning balance on 6/1	$4,862,921.94
Deposits/Credits	119.91
Withdrawals/Debits	- 0.00
Ending balance on 6/30	**$4,863,041.85**
Average ledger balance this period	$4,862,921.94

Account number: [redacted]
MIDWAY GOLD US INC
Colorado account terms and conditions apply
For Direct Deposit use
Routing Number (RTN): 102000076
For Wire Transfers use
Routing Number (RTN): 121000248

Interest summary

Interest paid this statement	$119.91
Average collected balance	$4,862,921.94
Annual percentage yield earned	0.03%
Interest earned this statement period	$119.91
Interest paid this year	$723.40

WELLS FARGO

Transaction history

Date	Description	Deposits/ Credits	Withdrawals/ Debits	Ending daily balance
6/30	Interest Payment	119.91		4,863,041.85
Ending balance on 6/30				**4,863,041.85**
Totals		**$119.91**	**$0.00**	

The Ending Daily Balance does not reflect any pending withdrawals or holds on deposited funds that may have been outstanding on your account when your transactions posted. If you had insufficient available funds when a transaction posted, fees may have been assessed.

Monthly service fee summary

For a complete list of fees and detailed account information, please see the Wells Fargo Fee and Information Schedule and Account Agreement applicable to your account or talk to a banker. Go to wellsfargo.com/feefaq to find answers to common questions about the monthly service fee on your account.

Fee period 06/01/2017 - 06/30/2017	Standard monthly service fee $6.00	You paid $0.00
How to avoid the monthly service fee	Minimum required	This fee period
Have any **ONE** of the following account requirements		
· Average collected balance	$500.00	$4,862,922.00 ☑
· Total automatic transfers from an eligible Wells Fargo business checking account	$25.00	$0.00 ☐

IC/IC

Account transaction fees summary

Service charge description	Units used	Units included	Excess units	Service charge per excess units ($)	Total service charge ($)
Deposited Items	0	20	0	0.50	0.00
Cash Deposited ($)	0	5,000	0	0.0030	0.00
Total service charges					**$0.00**

027322

IMPORTANT ACCOUNT INFORMATION

Revised Agreement for Online Access
We're updating our Online Access Agreement effective September 15, 2017.
To see what is changing, please visit wellsfargo.com/onlineupdates.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Account Agreement ("Agreement") dated April 24, 2017. Effective August 15, 2017, in the section titled "Rights and Responsibilities", the subsections "When can you close your account?" and "If you request to close your account, we may allow you to keep funds in your account to cover outstanding Items to be paid" are deleted and replaced with the following:

Analyzed Business Checking

Account number: [redacted] ■ June 1, 2017 - June 30, 2017 ■

WELLS FARGO

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$706.14	$0.00	$0.00	$706.14

Daily ledger balance summary

Date	*Balance*
05/31	706.14

Average daily ledger balance **$706.14**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Account Agreement ("Agreement") dated April 24, 2017. Effective August 15, 2017, in the section titled "Rights and Responsibilities", the subsections "When can you close your account?" and "If you request to close your account, we may allow you to keep funds in your account to cover outstanding items to be paid" are deleted and replaced with the following:

WELLS FARGO

When can you close your account?

You can request to close your account at any time if the account is in good standing (e.g., does not have a negative balance or restrictions such as legal order holds or court blocks on the account). At the time of your request, we will assist you in withdrawing or transferring any remaining funds, bringing your account balance to zero.
- All outstanding items need to be processed and posted to your account before your request to close. Once the account is closed items will be returned unpaid.
- Any recurring payments or withdrawals from your account need to be cancelled before your request to close (examples include bill payments, debit card payments, and direct deposits) otherwise, they may be returned unpaid.

We will not be liable for any loss or damage that may result from not honoring items or recurring payments or withdrawals that are presented or received after your account is closed.

At the time of your request to close:
- For interest-earning accounts, it stops earning interest from the date you request to close your account.
- Overdraft Protection and/or Debit Card Overdraft Service will be removed on the date you request to close your account.
- The Agreement continues to apply.
- If you have requested to close your account and a positive balance remains, we may send you a check for the remaining balance. Even after your account is closed, you will remain responsible for any negative balance.

In California branches you can request to close your account at any time if the account does not have any restrictions such as legal order holds or court blocks. Even after your account is closed, you will remain responsible for any negative balance.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$498,082.07	$0.00	$0.00	$498,082.07

Daily ledger balance summary

Date	*Balance*
05/31	498,082.07

Average daily ledger balance **$498,082.07**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Account Agreement ("Agreement") dated April 24, 2017. Effective August 15, 2017, in the section titled "Rights and Responsibilities", the subsections "When can you close your account?" and "If you request to close your account, we may allow you to keep funds in your account to cover outstanding items to be paid" are deleted and replaced with the following:

WELLS FARGO

When can you close your account?

You can request to close your account at any time if the account is in good standing (e.g., does not have a negative balance or restrictions such as legal order holds or court blocks on the account). At the time of your request, we will assist you in withdrawing or transferring any remaining funds, bringing your account balance to zero.
- All outstanding items need to be processed and posted to your account before your request to close. Once the account is closed items will be returned unpaid.
- Any recurring payments or withdrawals from your account need to be cancelled before your request to close (examples include bill payments, debit card payments, and direct deposits) otherwise, they may be returned unpaid.

We will not be liable for any loss or damage that may result from not honoring items or recurring payments or withdrawals that are presented or received after your account is closed.

At the time of your request to close:
- For interest-earning accounts, it stops earning interest from the date you request to close your account.
- Overdraft Protection and/or Debit Card Overdraft Service will be removed on the date you request to close your account.
- The Agreement continues to apply.
- If you have requested to close your account and a positive balance remains, we may send you a check for the remaining balance. Even after your account is closed, you will remain responsible for any negative balance.

In California branches you can request to close your account at any time if the account does not have any restrictions such as legal order holds or court blocks. Even after your account is closed, you will remain responsible for any negative balance.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$606.90	$0.00	$0.00	$606.90

Daily ledger balance summary

Date	*Balance*
05/31	606.90

Average daily ledger balance **$606.90**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Account Agreement ("Agreement") dated April 24, 2017. Effective August 15, 2017, in the section titled "Rights and Responsibilities", the subsections "When can you close your account?" and "If you request to close your account, we may allow you to keep funds in your account to cover outstanding items to be paid" are deleted and replaced with the following:

WELLS FARGO

When can you close your account?

You can request to close your account at any time if the account is in good standing (e.g., does not have a negative balance or restrictions such as legal order holds or court blocks on the account). At the time of your request, we will assist you in withdrawing or transferring any remaining funds, bringing your account balance to zero.
- All outstanding items need to be processed and posted to your account before your request to close. Once the account is closed items will be returned unpaid.
- Any recurring payments or withdrawals from your account need to be cancelled before your request to close (examples include bill payments, debit card payments, and direct deposits) otherwise, they may be returned unpaid.

We will not be liable for any loss or damage that may result from not honoring items or recurring payments or withdrawals that are presented or received after your account is closed.

At the time of your request to close:
- For interest-earning accounts, it stops earning interest from the date you request to close your account.
- Overdraft Protection and/or Debit Card Overdraft Service will be removed on the date you request to close your account.
- The Agreement continues to apply.
- If you have requested to close your account and a positive balance remains, we may send you a check for the remaining balance. Even after your account is closed, you will remain responsible for any negative balance.

In California branches you can request to close your account at any time if the account does not have any restrictions such as legal order holds or court blocks. Even after your account is closed, you will remain responsible for any negative balance.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted] ■ June 1, 2017 - June 30, 2017 ■ Page 1 of 2

WELLS FARGO

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$363.00	$0.00	$0.00	$363.00

Daily ledger balance summary

Date	*Balance*
05/31	363.00

Average daily ledger balance **$363.00**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Account Agreement ("Agreement") dated April 24, 2017. Effective August 15, 2017, in the section titled "Rights and Responsibilities", the subsections "When can you close your account?" and "If you request to close your account, we may allow you to keep funds in your account to cover outstanding items to be paid" are deleted and replaced with the following:

WELLS FARGO

When can you close your account?

You can request to close your account at any time if the account is in good standing (e.g., does not have a negative balance or restrictions such as legal order holds or court blocks on the account). At the time of your request, we will assist you in withdrawing or transferring any remaining funds, bringing your account balance to zero.
- All outstanding items need to be processed and posted to your account before your request to close. Once the account is closed items will be returned unpaid.
- Any recurring payments or withdrawals from your account need to be cancelled before your request to close (examples include bill payments, debit card payments, and direct deposits) otherwise, they may be returned unpaid.

We will not be liable for any loss or damage that may result from not honoring items or recurring payments or withdrawals that are presented or received after your account is closed.

At the time of your request to close:
- For interest-earning accounts, it stops earning interest from the date you request to close your account.
- Overdraft Protection and/or Debit Card Overdraft Service will be removed on the date you request to close your account.
- The Agreement continues to apply.
- If you have requested to close your account and a positive balance remains, we may send you a check for the remaining balance. Even after your account is closed, you will remain responsible for any negative balance.

In California branches you can request to close your account at any time if the account does not have any restrictions such as legal order holds or court blocks. Even after your account is closed, you will remain responsible for any negative balance.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
05/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Account Agreement ("Agreement") dated April 24, 2017. Effective August 15, 2017, in the section titled "Rights and Responsibilities", the subsections "When can you close your account?" and "If you request to close your account, we may allow you to keep funds in your account to cover outstanding items to be paid" are deleted and replaced with the following:

WELLS FARGO

When can you close your account?

You can request to close your account at any time if the account is in good standing (e.g., does not have a negative balance or restrictions such as legal order holds or court blocks on the account). At the time of your request, we will assist you in withdrawing or transferring any remaining funds, bringing your account balance to zero.
- All outstanding items need to be processed and posted to your account before your request to close. Once the account is closed items will be returned unpaid.
- Any recurring payments or withdrawals from your account need to be cancelled before your request to close (examples include bill payments, debit card payments, and direct deposits) otherwise, they may be returned unpaid.

We will not be liable for any loss or damage that may result from not honoring items or recurring payments or withdrawals that are presented or received after your account is closed.

At the time of your request to close:
- For interest-earning accounts, it stops earning interest from the date you request to close your account.
- Overdraft Protection and/or Debit Card Overdraft Service will be removed on the date you request to close your account.
- The Agreement continues to apply.
- If you have requested to close your account and a positive balance remains, we may send you a check for the remaining balance. Even after your account is closed, you will remain responsible for any negative balance.

In California branches you can request to close your account at any time if the account does not have any restrictions such as legal order holds or court blocks. Even after your account is closed, you will remain responsible for any negative balance.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
05/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Account Agreement ("Agreement") dated April 24, 2017. Effective August 15, 2017, in the section titled "Rights and Responsibilities", the subsections "When can you close your account?" and "If you request to close your account, we may allow you to keep funds in your account to cover outstanding items to be paid" are deleted and replaced with the following:

WELLS FARGO

When can you close your account?

You can request to close your account at any time if the account is in good standing (e.g., does not have a negative balance or restrictions such as legal order holds or court blocks on the account). At the time of your request, we will assist you in withdrawing or transferring any remaining funds, bringing your account balance to zero.
- All outstanding items need to be processed and posted to your account before your request to close. Once the account is closed items will be returned unpaid.
- Any recurring payments or withdrawals from your account need to be cancelled before your request to close (examples include bill payments, debit card payments, and direct deposits) otherwise, they may be returned unpaid.

We will not be liable for any loss or damage that may result from not honoring items or recurring payments or withdrawals that are presented or received after your account is closed.

At the time of your request to close:
- For interest-earning accounts, it stops earning interest from the date you request to close your account.
- Overdraft Protection and/or Debit Card Overdraft Service will be removed on the date you request to close your account.
- The Agreement continues to apply.
- If you have requested to close your account and a positive balance remains, we may send you a check for the remaining balance. Even after your account is closed, you will remain responsible for any negative balance.

In California branches you can request to close your account at any time if the account does not have any restrictions such as legal order holds or court blocks. Even after your account is closed, you will remain responsible for any negative balance.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$9,377.48	$10,070.00	-$10,230.29	$9,217.19

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/14	70.00	Rocky Mtn Res Op Return Fee 170614 Rmrmwg Admin Fee Refund - Apr / May 2017\
	06/20	10,000.00	Online Transfer Payroll Transfer Ref #Bb03Jb6Pwy
		$10,070.00	**Total electronic deposits/bank credits**
		$10,070.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/05	23.79	Vsp Payment Ebillpymts 170602 1699489 Midway Services Compan
	06/06	3,785.40	WT Fed#08019 Bank of America, N /Ftr/Bnf=Paycom Payroll Wire Account Srf# Gw00000004386504 Trn#170606080066 Rfb# 799

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	Posted date	Amount	Transaction detail
	06/21	4,413.15	WT Fed#00243 Bank of America, N /Ftr/Bnf=Paycom Payroll Wire Account Srf# Gw00000004751054 Trn#170621000261 Rfb# 804
	06/28	1,625.00	ACH Prep Origintn - Midway Mining CO - File 7878782339 Coid 1900985123
		$9,847.34	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date
1104	382.95	06/12

$382.95	**Total checks paid**
$10,230.29	**Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
05/31	9,377.48	06/12	5,185.34	06/21	10,842.19
06/05	9,353.69	06/14	5,255.34	06/28	9,217.19
06/06	5,568.29	06/20	15,255.34		

Average daily ledger balance **$8,032.61**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Account Agreement ("Agreement") dated April 24, 2017. Effective August 15, 2017, in the section titled "Rights and Responsibilities", the subsections "When can you close your account?" and "If you request to close your account, we may allow you to keep funds in your account to cover outstanding items to be paid" are deleted and replaced with the following:

When can you close your account?

You can request to close your account at any time if the account is in good standing (e.g., does not have a negative balance or restrictions such as legal order holds or court blocks on the account). At the time of your request, we will assist you in withdrawing or transferring any remaining funds, bringing your account balance to zero.
- All outstanding items need to be processed and posted to your account before your request to close. Once the account is closed items will be returned unpaid.
- Any recurring payments or withdrawals from your account need to be cancelled before your request to close (examples include bill payments, debit card payments, and direct deposits) otherwise, they may be returned unpaid.

We will not be liable for any loss or damage that may result from not honoring items or recurring payments or withdrawals that are presented or received after your account is closed.

At the time of your request to close:
- For interest-earning accounts, it stops earning interest from the date you request to close your account.

WELLS FARGO

- Overdraft Protection and/or Debit Card Overdraft Service will be removed on the date you request to close your account.
- The Agreement continues to apply.
- If you have requested to close your account and a positive balance remains, we may send you a check for the remaining balance. Even after your account is closed, you will remain responsible for any negative balance.

In California branches you can request to close your account at any time if the account does not have any restrictions such as legal order holds or court blocks. Even after your account is closed, you will remain responsible for any negative balance.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
05/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Account Agreement ("Agreement") dated April 24, 2017. Effective August 15, 2017, in the section titled "Rights and Responsibilities", the subsections "When can you close your account?" and "If you request to close your account, we may allow you to keep funds in your account to cover outstanding items to be paid" are deleted and replaced with the following:

WELLS FARGO

When can you close your account?

You can request to close your account at any time if the account is in good standing (e.g., does not have a negative balance or restrictions such as legal order holds or court blocks on the account). At the time of your request, we will assist you in withdrawing or transferring any remaining funds, bringing your account balance to zero.
- All outstanding items need to be processed and posted to your account before your request to close. Once the account is closed items will be returned unpaid.
- Any recurring payments or withdrawals from your account need to be cancelled before your request to close (examples include bill payments, debit card payments, and direct deposits) otherwise, they may be returned unpaid.

We will not be liable for any loss or damage that may result from not honoring items or recurring payments or withdrawals that are presented or received after your account is closed.

At the time of your request to close:
- For interest-earning accounts, it stops earning interest from the date you request to close your account.
- Overdraft Protection and/or Debit Card Overdraft Service will be removed on the date you request to close your account.
- The Agreement continues to apply.
- If you have requested to close your account and a positive balance remains, we may send you a check for the remaining balance. Even after your account is closed, you will remain responsible for any negative balance.

In California branches you can request to close your account at any time if the account does not have any restrictions such as legal order holds or court blocks. Even after your account is closed, you will remain responsible for any negative balance.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
05/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Account Agreement ("Agreement") dated April 24, 2017. Effective August 15, 2017, in the section titled "Rights and Responsibilities", the subsections "When can you close your account?" and "If you request to close your account, we may allow you to keep funds in your account to cover outstanding items to be paid" are deleted and replaced with the following:

WELLS FARGO

When can you close your account?

You can request to close your account at any time if the account is in good standing (e.g., does not have a negative balance or restrictions such as legal order holds or court blocks on the account). At the time of your request, we will assist you in withdrawing or transferring any remaining funds, bringing your account balance to zero.
- All outstanding items need to be processed and posted to your account before your request to close. Once the account is closed items will be returned unpaid.
- Any recurring payments or withdrawals from your account need to be cancelled before your request to close (examples include bill payments, debit card payments, and direct deposits) otherwise, they may be returned unpaid.

We will not be liable for any loss or damage that may result from not honoring items or recurring payments or withdrawals that are presented or received after your account is closed.

At the time of your request to close:
- For interest-earning accounts, it stops earning interest from the date you request to close your account.
- Overdraft Protection and/or Debit Card Overdraft Service will be removed on the date you request to close your account.
- The Agreement continues to apply.
- If you have requested to close your account and a positive balance remains, we may send you a check for the remaining balance. Even after your account is closed, you will remain responsible for any negative balance.

In California branches you can request to close your account at any time if the account does not have any restrictions such as legal order holds or court blocks. Even after your account is closed, you will remain responsible for any negative balance.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted] ■ June 1, 2017 - June 30, 2017 ■

WELLS FARGO

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$60,174.66	$0.00	$0.00	$60,174.66

Daily ledger balance summary

Date	*Balance*
05/31	60,174.66

Average daily ledger balance **$60,174.66**

IMPORTANT ACCOUNT INFORMATION

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Account Agreement ("Agreement") dated April 24, 2017. Effective August 15, 2017, in the section titled "Rights and Responsibilities", the subsections "When can you close your account?" and "If you request to close your account, we may allow you to keep funds in your account to cover outstanding items to be paid" are deleted and replaced with the following:

WELLS FARGO

When can you close your account?

You can request to close your account at any time if the account is in good standing (e.g., does not have a negative balance or restrictions such as legal order holds or court blocks on the account). At the time of your request, we will assist you in withdrawing or transferring any remaining funds, bringing your account balance to zero.
- All outstanding items need to be processed and posted to your account before your request to close. Once the account is closed items will be returned unpaid.
- Any recurring payments or withdrawals from your account need to be cancelled before your request to close (examples include bill payments, debit card payments, and direct deposits) otherwise, they may be returned unpaid.

We will not be liable for any loss or damage that may result from not honoring items or recurring payments or withdrawals that are presented or received after your account is closed.

At the time of your request to close:
- For interest-earning accounts, it stops earning interest from the date you request to close your account.
- Overdraft Protection and/or Debit Card Overdraft Service will be removed on the date you request to close your account.
- The Agreement continues to apply.
- If you have requested to close your account and a positive balance remains, we may send you a check for the remaining balance. Even after your account is closed, you will remain responsible for any negative balance.

In California branches you can request to close your account at any time if the account does not have any restrictions such as legal order holds or court blocks. Even after your account is closed, you will remain responsible for any negative balance.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer, we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

From: Shawn Mullenix
To: [illegible]; Teresa Guthrie
Cc: Jay Nishikawa
Subject: FW: Midway Gold
Date: Tuesday, June 27, 2017 7:31:08 PM

FYI

From: Madore, Michelle [mailto:michelle.madore@td.com]
Sent: Tuesday, June 27, 2017 4:44 PM
To: Shawn Mullenix <smullenix@midwaygold.com>
Subject: RE: Midway Gold

Hi Shawn,

I just wanted to confirm that the funds were sent and the account is now closed as requested. I have included the previous month details for your reference including the transactions/closure for today.

BR #: 9656 ACCOUNT: SHORTNAME: MIDWAY GOLD
FROM: 06 / 01 / 2017 TO: 06 / 27 / 2017 ACCESS TO FUNDS AMT: N/A

FN	DATE	TRANS DESCRIPTION	TRANS AMOUNT	BALANCE
_	06/01/2017	CIPS CREDIT INTEREST	0.23 CR	356.98
_	06/21/2017	IWPN CHARGES	5.00 DR	
_	06/21/2017	CMS-BR/PT FEES	30.00 DR	321.98
_	06/27/2017	WIRE ADMIN FEE	50.00 DR	
_	06/27/2017	170627B0057300WIRE	271.98 DR	
_	06/27/2017	CLOSE ACCOUNT	0.00 DR	0.00

Michelle Madore I Client Services Officer I Lower Mainland North I TD Commercial Banking
CBC #9659 I 1933 Willingdon Avenue, Burnaby, BC V5C 5J3
T: 604 654-3055 I F: 604 654-3988

-----Original Message-----
From: Shawn Mullenix [mailto:smullenix@midwaygold.com]
Sent: Monday, June 26, 2017 7:30 PM
To: Madore, Michelle
Subject: RE: Midway Gold

See attached.

-----Original Message-----
From: Madore, Michelle [mailto:michelle.madore@td.com]
Sent: Monday, June 26, 2017 8:54 AM
To: Shawn Mullenix <smullenix@midwaygold.com>
Subject: RE: Midway Gold

You can just draft your own letter as it should be on your company letterhead, it just needs to request the account closed and where the funds are to be sent.

Thanks
Michelle

Michelle Madore I Client Services Officer I Lower Mainland North I TD Commercial Banking CBC #9659 I 1933 Willingdon Avenue, Burnaby, BC V5C 5J3
T: 604 654-3055 I F: 604 654-3988

-----Original Message-----
From: Shawn Mullenix [mailto:smullenix@midwaygold.com]
Sent: Monday, June 26, 2017 7:51 AM
To: Madore, Michelle
Subject: Re: Midway Gold

Michelle,

Yes, please draft a letter and I will have Dan sign it and return.

Thanks.

Sent from my iPhone

> On Jun 26, 2017, at 8:32 AM, Madore, Michelle <michelle.madore@td.com> wrote:
>
> Hi Shawn,
>
> I would require a letter of authorization signed by Dan Brosious as he is the sole signing officer at this time. I can prepare a draft if you like and mail it out to you or let me know how you would like to proceed.
>
> Thank you
> Michelle
>
> Michelle Madore I Client Services Officer I Lower Mainland North I TD
> Commercial Banking CBC #9659 I 1933 Willingdon Avenue, Burnaby, BC V5C
> 5J3
> T: 604 654-3055 I F: 604 654-3988
>
> -----Original Message-----
> From: Shawn Mullenix [mailto:smullenix@midwaygold.com]
> Sent: Saturday, June 24, 2017 2:56 PM
> To: Madore, Michelle
> Subject: RE: Midway Gold
>
> Hi Michelle,
>
> We would like to start the process to close Midway's account at TD. Can you let me know what we need to do to get this started?
>
> Thanks,
>
> -----Original Message-----
> From: Madore, Michelle [mailto:michelle.madore@td.com]
> Sent: Tuesday, March 07, 2017 4:13 PM
> To: Shawn Mullenix <smullenix@midwaygold.com>
> Subject: Midway Gold
>
> Please see attached, let me know if this is sufficient.
>
> Thanks!
>
> Michelle Madore I Client Services Officer I Lower Mainland North I TD
> Commercial Banking CBC #9659 I 1933 Willingdon Avenue, Burnaby, BC V5C
> 5J3
> T: 604 654-3055 I F: 604 654-3988
>
>